Exhibit 99.1

ALLIED WORLD
Investor Presentation
1st Quarter 2014
www.awac.com

Forward-Looking Statements & Safe Harbor
This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are “forward-looking statements”. In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “intend,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue” or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, and may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this presentation might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements that may be made from time to time. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.
2 ALLIED WORLD

Agenda
Executive Summary
Operating Segments
U.S. Insurance
International Insurance
Reinsurance
Financial Highlights
Conclusion
Appendix
3 ALLIED WORLD

Allied World – A Niche Mix of Specialty Lines
We are a leading specialty insurance company with a broad range of product offerings, global capabilities and a significant U.S. focus
Niche specialty insurance and reinsurance products offered across a global platform with operations in the U.S., Bermuda, Canada, Lloyd’s, Europe, Hong Kong and Singapore
Emphasis on insurance and
casualty lines with opportunistic reinsurance and property capabilities
Customer focus
Moving closer to clients
Demonstrated expertise in markets in which we underwrite
A “go to” market for targeted lines and industry verticals such as healthcare and real estate/construction
Property Reinsurance 18%
Specialty Reinsurance 5%
Casualty Reinsurance 12%
Healthcare 10%
Professional Liability 16%
Other 4%
General Casualty 19%
Environmental 1%
Programs 4%
Inland Marine 2%
General Property 9%
Total TTM March 2014 GPW: $2,803M
65% Insurance / 35% Reinsurance
71% Casualty / 29% Property
4 ALLIED WORLD

Experienced Management: Shifting the Business Focus
In response to the changing macro economic environment, Allied World has transformed itself since 2007
Allied World 2007
International Insurance 52%
U.S. Insurance 13%
Reinsurance 35%
Reduced dependence on Bermuda large account excess business and expansion in Europe, including launch of Syndicate 2232 at Lloyd’s
Post the 2008 Darwin acquisition, the U.S. segment has increased significantly with focus on small and middle market account primary and specialty business
Reinsurance segment has a strong U.S. presence and is growing internationally
Allied World Today
International Insurance 23%
U.S. Insurance 42%
Reinsurance 35%
2007 GPW: $1,506M
Total TTM March 2014 GPW: $2,803M
5 ALLIED WORLD

Allied World’s Evolution
Significant milestones achieved over the past six years have shaped the franchise
Build out of additional U.S. insurance lines, including Defense Base Act, Surety, Construction, and Environmental, as well as Crop Reinsurance
Purchased Darwin Professional Underwriters
Opened Zug office
Launched Lloyd’s Syndicate 2232
Terminated merger agreement with Transatlantic
Build out of European platform including Aviation, Marine, Onshore Construction and Primary Casualty
2008 2009 2010 2011 2012 2013 2014
Hired over 60 underwriters
Opened Hong Kong and Singapore offices
Swiss redomestication
Completed purchase of Founders’ interest
Launched Allied World Financial Services
Opened Toronto office Launched own Lloyd’s Managing Agent
6 ALLIED WORLD

Strategy of Hiring Focused, Experienced Leadership
Targeted growth driven by key teams with seasoned experience and a shared culture
➢ Recently Hired Underwriting Teams
Underwriting Team Senior Underwriters (1) Average Years Industry Experience Selected Former Experience
Aviation 3 15 Alterra/Markel
Construction 1 17 AIG
Crop Reinsurance 1 28 Platinum
Defense Base Act 12 15 AIG, ACE
Environmental 7 12 AIG, Tokio Marine
Inland Marine 6 15 Axis, OneBeacon
Marine Cargo 2 25 Alterra, CV Starr, AIG
Onshore Construction 1 20 AIG
Primary Casualty 3 37 XL Insurance, HCC
Surety 3 10 AIG, American Safety
U.S. M&A 4 12 AIG, Gulf, Banking/Finance Roles
(1) Senior underwriters are Assistant Vice President level and above.
7 ALLIED WORLD

Investment Strategy

- Focused on maximizing total return performance via a diversified portfolio

- We focus on total investment return as a key driver of book value growth, of which net investment income is one component
  - All investments categorized as “trading”, with mark to market flowing through the income statement
  - Similar treatment of cash and derivatives
  - Senior management incentive compensation largely focused on <u>net</u> income
  - Emphasis on detailed transparency
- We currently maintain a short duration, overweight credit position in core fixed income
- We continue to build out the non-core portfolio including equity investments through Allied World Financial Services



Total Investment Return ($MM)
$20
$309
($273)
($16)
$557
$179
$77
$301
$469
$286
$244
($61)
$160
$10
$196
($46)
$455
$306
$167
($18)
$217
$0
$59
$158
$113
$80
$33
$102
$54
$48
Portfolio Size ($Bn)
$6.9
$7.5
$8.0
$8.1
$8.8
$8.4
$8.5
$8.5
2008*
2009*
2010
2011
2012
2013
Q1 2013
Q1 2014
Net investment income
Realized gains (losses)
Change in unrealized gains (losses)



Book Yield vs. Total Return
7.7%
6.1%
4.8%
4.2%
3.3%
5.5%
2.5%
2.1%
2.6%
1.9%
2.0%
0.3%
1.6%
2.3%
1.3%
1.2%
2008 *
2009 *
2010
2011
2012
2013
Q1 2013
Q1 2014
Annualized Book yield
Total Return

8 * Prior to the 2009 move from an “available for sale” portfolio to a trading portfolio, which impacts the presentation of returns from the non-core portfolio. 2009 excludes the impact of adopting ASC 320-10-65.

ALLIED WORLD

Active Capital Management Improves Shareholder Value
Diluted book value per share has more than doubled since 2008
(In millions, except for per share amounts)
$46.05
$2,916
$499(1)
$2,417
-$646
$59.56
$3,712
$499
$3,213
-$682
$74.29
$3,873
$798
$3,075
-$1,475
$80.11
$3,947
$798
$3,149
-$1,658
$92.59
$4,124
$798
$3,326
-$1,975
$102.58
$4,318
$798
$3,520
-$2,214
$107.05
$4,415
$799
$3,617
-$2,299
2008(1) 2009 2010 2011 2012 2013 Q1 2014 (2)
Accumulated Share and Warrant Repurchases & Dividends
Debt
Shareholders’ Equity
Diluted Book Value per Share
Capital Management History
Share Repurchases:
$2.0 billion of shares and warrants repurchased since December 2007
A new $500 million 2-year share repurchase plan approved on May 1st, 2014
Dividends:
Increased the dividend 35% in May 2014 to $0.675 per share (pre-split)
$343(2) million of common dividends paid since going public in 2006
Conservative Capital Position:
Financial leverage of 18.1% at March 2014
Shareholders also approved a 3-for-1 stock split on May 1st with effect from May 23rd, 2014
(1) Excludes $243.8 million syndicated loan that was repaid on February 23, 2009.
(2) Includes dividends paid in April 2014.
9 ALLIED WORLD

Superior Value Creation
Five Year Growth in Book Value per Share April 2009 - March 2014
162.0% 140.2% 128.2% 122.4% Peer Average = 92.4% 103.6% 98.8% 97.0% 92.1% 88.2% 73.7% 69.9% 57.7% 56.2% 51.9%
XL Allied World (1) Arch Markel RLI ProAssurance Axis W.R. Berkley Endurance Hanover HCC Aspen Navigators Argo
Growth in book value per share calculated by taking change in book value per share from March 31, 2009 through March 31, 2014 adjusted for regular and special dividends. Diluted book value per share used when available.
(1) Includes dividend of $0.50 per share declared in Q1 2014.
Source: SNL Financial, Company filings
10 ALLIED WORLD

Agenda
✓ Executive Summary
❑ Operating Segments
¡ U.S. Insurance
¡ International Insurance
¡ Reinsurance
❑ Financial Highlights
❑ Conclusion
❑ Appendix
11 ALLIED WORLD

U.S. Insurance Segment
- A small and middle-market, U.S.- based specialty franchise with niche product offerings
Property and casualty insurance for small and middle-market, non-Fortune 1000 companies
Industry verticals strategy
o Focused on servicing products in select specialty industry classes, including healthcare, private / non-profit, and public entity / construction
Specialty product capabilities
o Defense Base Act approved underwriter, surety, primary construction, environmental, inland marine and M&A capabilities
11 branch offices in strategic locations throughout North America (including Toronto office)
Admitted and excess & surplus lines (E&S) capabilities in all 50 states
Increased access to attractive small account primary business
Allied World U.S. Insurance
Programs 9%
Primary General Casualty 15%
Inland Marine 4%
Healthcare 18%
Primary Construction General 2%
General Property 8%
M&A 2%
D&O Private 5%
D&O Public 7%
E&O 10%
Excess General Casualty 17%
Environmental 3%
Total TTM March 2014 GPW: $1,177M
12 ALLIED WORLD

International Insurance Segment
- A targeted global presence
Focused European and Lloyd’s expansion has driven growth
Lloyd’s Syndicate 2232
Launched own Managing Agent at Lloyd’s in April 2014
Increased capacity and new lines added
Specialty product capabilities:
Recent entry into aviation, marine cargo, onshore construction and primary casualty
Trade credit and political risk
International healthcare
Small-to-medium enterprises (SME Professional)
Offices in Bermuda, Dublin, Hong Kong, London and Switzerland position the company to meet developing opportunities
Allied World International
Trade Credit 5%
SME 2%
Healthcare 13%
General Property 25%
Aviation 5%
General Casualty 20%
Professional Lines 30%
Total TTM March 2014 GPW: $648M
13 ALLIED WORLD

Reinsurance Segment
- Flexibility to take advantage of opportunities as they arise
Opportunistic and flexible approach to respond to dynamic market opportunities
Expansion into newer lines including crop
Strategic partnership with Aeolus Capital Management
U.S. operation has access to U.S. regional business and strong local relationships
Property reinsurance capabilities that focus on small and medium account regional carriers
Strategic Bermuda platform
Property catastrophe, property per risk, workers’ compensation catastrophe, accident & health and specialty casualty
Miami, Singapore and Swiss offices and Lloyd’s Syndicate 2232 increase global reach and drive targeted growth
Allied World Reinsurance
North American Property 8%
Global Property 6%
Global CAT 14%
Global Marine, Aerospace & Crop 17%
North American CAT 23%
Professional Liability 4%
General Casualty 18%
Global Casualty 5%
Specialty 5%
Total TTM March 2014 GPW: $978M
14 ALLIED WORLD

Page Intentionally Left Blank
15 ALLIED WORLD

Agenda
Executive Summary
Operating Segments
U.S. Insurance
International Insurance
Reinsurance
Financial Highlights
Conclusion
Appendix
16 ALLIED WORLD

Financial Highlights
Allied World has reported consistently strong results despite a competitive landscape, financial turbulence and catastrophe activity
($ in millions, except per share amounts)
Operating Results 2010 2011 2012 2013 Q1 2013 Q1 2014
Underwriting Income $207 $59 $97 $278 $69 $107
Operating Income $398 $184 $203 $364 $84 $130
Net Income $665 $275 $493 $418 $159 $177
Operating Return on Average Equity 13.1% 6.0% 6.3% 10.6% 10.0% 14.6%
Net Income Return on Average Equity 21.9% 8.9% 15.3% 12.2% 18.8% 19.8%
Combined Ratio 84.9% 95.9% 94.5% 86.2% 85.1% 79.9%
Cash Flow from Operations $451 $548 $629 $114 $14 $303
Total Financial Statement Portfolio Return 6.1% 2.0% 5.5% 2.6% 1.3% 1.2%
Ending Diluted Book Value per Share $74.29 $80.11 $92.59 $102.58 $96.50 $107.05
Growth in Diluted Book Value per Share 24.7% 7.8% 15.6% 10.8% 4.2% 4.4%
17 ALLIED WORLD

Expense Ratio Advantage
33.9%
34.4%
33.8%
33.3%
33.3%
32.2%
30.5%
32.8%
A 6.4 point advantage compared to peers
30.1%
30.2%
26.7%
22.5%
30.1%
30.2%
29.4%
28.0%
Allied World has expanded its global operations, including: the build-out of the U.S. platform, the acquisition of Darwin, the establishment of a U.S. reinsurance platform and the opening of Lloyd’s Syndicate 2232
2007
2008
2009
2010
2011
2012
2013
Q1 2014
Allied World Peer Average*
Note: GAAP expense ratio
*Peer average includes ACGL, AGII, AHL, AXS, ENH, HCC, MKL, NAVG, PRA, RLI, THG, WRB, and XL. Source: SNL Financial, Company filings
18 ALLIED WORLD

Growth Balanced with Underwriting Profitability
-Consistent performance despite strong topline growth and a presence in varied lines of business
Five Year Performance
Average Combined Ratio vs. Growth in Net Premiums Earned
Net Premiums Earned Five-year CAGR
18%
15%
12%
9%
6%
3%
0%
(3%)
Markel
Hanover
Allied World
Axis
W.R. Berkley
Navigators
RLI
Aspen
Arch
HCC
Endurance
XL
Argo
80.0%
85.0%
90.0%
95.0%
100.0%
105.0%
5 Year Average Combined
Ratio
ProAssurance not shown on chart (five year average combined ratio of 64.5% with net premiums earned five-year CAGR of 10.6%).
Source: SNL Financial, Company filings
19 ALLIED WORLD

Strong Underwriting Results Since Inception

Historical Loss Ratios Through March 2014 ($MM)[1]

AY	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	CY Total
CY Original Loss Ratio	70.1%	65.3%	75.9%	103.1%	59.6%	58.4%	55.6%	45.9%	52.0%	65.8%	65.1%	56.0%	51.9%	
Prior Year Development	0.0%	-4.9%	-5.8%	-3.6%	-8.2%	-10.2%	-24.2%	-18.8%	-23.0%	-17.4%	-9.7%	-9.0%	-9.2%	
AY Original Loss Ratio	70.1%	70.1%	81.7%	106.7%	67.7%	68.6%	79.8%	64.7%	75.1%	83.2%	74.9%	65.0%	61.1%	
2002														
2003	($57)													($57)
2004	(27)	(53)												(79)
2005	(8)	(46)	6											(49)
2006	(16)	(43)	(45)	(8)										(113)
2007	6	(34)	(77)	(6)	(26)									(137)
2008	(9)	(88)	(100)	(74)	(8)	(34)								(313)
2009	(17)	(57)	(118)	(103)	12	2	32							(248)
2010	4	(11)	(57)	(147)	(54)	(25)	(23)	(1)						(313)
2011	(0)	(1)	(22)	(90)	(42)	(69)	(22)	(28)	20					(254)
2012	4	(4)	(9)	(11)	(82)	(91)	(35)	(8)	11	53				(170)
2013	15	(3)	(12)	(14)	(25)	(48)	(52)	(26)	(38)	7	16			(180)
2014	(1)	(2)	2	(2)	(4)	(20)	(8)	(6)	(3)	(0)	(3)	(2)		(49)
Subsequent Development	($105)	($341)	($432)	($453)	($230)	($284)	($107)	($69)	($9)	$60	$12	($2)		($1,962)
Loss Ratio Points	-24.1%	-29.1%	-31.5%	-33.4%	-16.6%	-21.2%	-8.3%	-5.3%	-0.7%	4.1%	0.7%	-0.1%		
AY Developed	45.9%	41.0%	50.2%	73.3%	51.1%	47.4%	71.5%	59.4%	74.4%	87.3%	75.6%	64.9%	61.1%	
Cat Losses			16.3%	27.8%			9.3%		5.8%	18.7%	10.2%			
AY Developed EX Cat Losses	45.9%	41.0%	33.9%	45.5%	51.1%	47.4%	62.2%	59.4%	68.6%	68.6%	65.4%	64.9%	61.1%	
Case Incurred through 2014 Q1[2]	43.3%	34.7%	46.4%	62.3%	40.8%	40.5%	55.1%	36.7%	52.4%	53.0%	43.7%	19.7%	5.6%	
Remaining IBNR / EP Ratio @ 2014 Q1	2.7%	6.3%	3.8%	11.0%	10.3%	6.9%	16.4%	22.7%	22.0%	34.3%	31.9%	45.2%	55.6%	

(1) Pro-forma including Darwin development since inception.

(2) Case incurred loss ratios by year are not directly comparable to our financial statements as reinsurance case incurred losses shown above are on a treaty year basis.

20

ALLIED WORLD

Prudent Reserving Philosophy
Net reserves approximately 4.1% above mid-point of range at March 31, 2014
$2.0 billion net favorable reserve development since inception
73% of net reserves are IBNR
Net Prior Year Reserve Releases* ($MM)
$313
$313
$248
$254
$180
$170
$113
$137
$44
$49
2006
2007
2008
2009
2010
2011
2012
2013
Q1 2013
Q1 2014
* Pro-forma including Darwin development since inception
Net Loss & LAE Reserve Mix at March 31, 2014
IBNR
IBNR
Reinsurance
U.S. Insurance
23%
24%
Case
International
Insurance
6%
IBNR
International
Insurance
Case
26%
Reinsurance
10%
Case
U.S. Insurance
11%
March 31, 2014 Total: $4.6B
21 ALLIED WORLD

Allied World - Investment Portfolio Breakout
Non-Core Assets
28.5% Other Private Securities Equities 9.7% Core Fixed Income Assets 71.5%
(AWFS)
1.7%
MBS/ABS High Yield
3.4%
Private Equity Funds
2.7%
Hedge Funds
6.6%
Floating Rate Bank Loans
4.4%
Total Investment Portfolio at March 31, 2014: $8,604M
*Floating Rate Bank Loans included in the non-investment grade corporate securities bucket.
Core assets include: cash and cash equivalents (8.3%), U.S. government securities (13.2%), U.S. government agencies (4.0%), non-U.S. government securities and agencies (2.1%), state, municipalities and political subdivisions (2.7%), mortgage-backed securities (12.2%), investment grade corporate securities (22.8%), and investment grade asset-backed securities (6.2%).
22 ALLIED WORLD

Investment Portfolio Return - Breakout and Peer Comparison
We have increased our allocation to investment strategies outside of the core fixed income portfolio
Portfolio was > 95% core fixed income in 2008 and has moved to a 71%/29% core/non- core split at present
Returns from the non-core piece have had a disproportionately positive impact on the total investment return
Composition of Allied World Total Investment Return
7.7% 6.1% 2.0% 5.5% 2.6% 1.3% 1.2%
1.0% 0.7% -0.9% 1.4% 2.7% 1.0% 0.5%
6.7% 5.4% 2.9% 4.1%
-0.1% 0.7% 0.3%
2009
2010
2011
2012
2013
Q1 2013
Q1 2014
2.7%
Peer Average = 1.5%
2.1% 2.1% 2.0% 1.8% 1.4% 1.2% 1.2% 1.2% 1.1% 1.0% 1.0% 1.0% 0.8%
Return from Core Fixed Income Strategy
Return from Non-Core Strategy
Barclays Customized Benchmark (2)
1st Quarter 2014 Total Return(1)
RLI HCC WRB MKL THG NAVG ENH AWH PRA AXS ACGL AHL XL AGII
(1) Source: Company filings
(2) Blend of Barclays Aggregate benchmarks representative of the underlying sectors of our portfolio.
23 ALLIED WORLD

Peer Comparisons - Net Income ROE
Five Year Average Quarterly Annualized Net Income ROE April 2009 - March 2014
Peer Average = 9.3%
15.5% 14.9% 14.7% 13.2% 11.9% 10.7% 9.6% 9.6% 8.1% 7.2% 6.8% 5.9% 4.5% 4.2%
Allied World Arch RLI Pro Assurance W.R. Berkley HCC Axis Endurance Aspen Navigators Markel Hanover XL Argo
Source: SNL Financial, Company filings
ALLIED WORLD

Agenda
Executive Summary
Operating Segments
U.S. Insurance
International Insurance
Reinsurance
Financial Highlights
Conclusion
Appendix
ALLIED WORLD

Conclusion
- Allied World is attractively valued given its demonstrated ability to grow book value
Five Year Growth in Book Value per Share (through March 2014) vs.
Price to Book Value @ May 09, 2014
Price to Diluted Book Value Per Share
1.5x
1.3x
1.0x
0.8x
0.5x
HCC
W.R. Berkley
Markel
Arch
Allied World *
ProAssurance
Aspen
Navigators
Axis
Hanover
Endurance
Argo
XL
30% 45% 60% 75% 90% 105% 120% 135% 150% 165%
Five Year Growth in Diluted Book Value Per Share
Growth in book value per share calculated by taking change in diluted book value per share from March 31, 2009 through March 31, 2014 adjusted for dividends. Diluted book value per share used when available.
RLI not shown on chart (five year growth in book value per share of 104% with price to book value of 2.18x as of May 09, 2014).
* Includes dividend of $0.50 per share declared in Q1 2014.
ALLIED WORLD

Conclusion
- Allied World has generated sector leading total value creation
Five Year Value Creation CAGR vs. Total Stock Return CAGR
Total Stock Return CAGR
30% 25% 20% 15% 10% 5% 0%
Argo
Aspen Navigators
HCC
Hanover
Endurance Axis W.R. Berkley
RLI ProAssurance
Arch Markel R2 = 0.67
Allied World *
8% 10% 12% 14% 16% 18% 20%
Five Year Value Creation CAGR
Five year value creation calculated by taking the change in diluted book value per share from March 31, 2009 through March 31, 2014 adjusted for dividends. Diluted book value per share used when available. Total stock return calculated by taking the change in end-of-day stock price from April 1, 2009 through March 31, 2014 adjusted for dividends.
XL not shown on chart (five year value creation CAGR of 21% and total stock return CAGR of 42%).
* Includes dividend of $0.50 per share declared in Q1 2014.
ALLIED WORLD

Agenda
Executive Summary
Operating Segments
U.S. Insurance
International Insurance
Reinsurance
Financial Highlights
Conclusion
Appendix
ALLIED WORLD

Non-GAAP Financial Measures
In presenting the company’s results, management has included and discussed in this presentation certain non generally accepted accounting principles (“non-GAAP”) financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“U.S. GAAP”).
“Operating income” is an internal performance measure used in the management of the company’s operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss and other non-recurring items. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss, and other non-recurring items from the calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. The company has excluded from operating income the termination fee received from Transatlantic Holdings, Inc. in 2011 as this is a non-recurring item. In addition to presenting net income determined in accordance with U.S. GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of the company’s financial information to more easily analyze our results of operations and underlying business performance. Operating income should not be viewed as a substitute for U.S. GAAP net income.
The company has included “diluted book value per share” because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns.
“Annualized net income return on average shareholders’ equity” (“ROAE”) is calculated using average shareholders’ equity, excluding the average after tax unrealized gains (or losses) on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements U.S. GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. “Annualized operating return on average shareholders’ equity” is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized net income return on average shareholders’ equity explanation above.
See slides 30 - 32 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable U.S. GAAP measures.

ALLIED
WORLD

Non-GAAP Financial Measures - Reconciliations
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED OPERATING INCOME RECONCILIATION
(Expressed in thousands of United States dollars, except share and per share amounts)
Three Months Ended March 31,
2014 2013
Net income $ 176,972 $ 158,992
Add after tax effect of:
Net realized investment (gains) (47,164) (77,342)
Foreign exchange loss 49 2,518
Operating income $ 129,857 $ 84,168
Weighted average common shares outstanding:
Basic 33,181,729 34,613,606
Diluted 33,861,554 35,431,843
Basic per share data:
Net income $ 5.33 $ 4.59
Add after tax effect of:
Net realized investment (gains) (1.42) (2.23)
Foreign exchange loss 0.00 0.07
Operating income $ 3.91 $ 2.43
Diluted per share data:
Net income $ 5.23 $ 4.49
Add after tax effect of:
Net realized investment (gains) (1.39) (2.18)
Foreign exchange loss 0.00 0.07
Operating income $ 3.84 $ 2.38

ALLIED
WORLD

Non-GAAP Financial Measures - Reconciliations
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED ANNUALIZED RETURN ON SHAREHOLDERS’ EQUITY RECONCILIATION
(Expressed in thousands of United States dollars, except for percentage information)
Three Months Ended March 31,
2014 2013
Opening shareholders’ equity $ 3,519,826 $ 3,326,335
Deduct: accumulated other comprehensive income - -
Adjusted opening shareholders’ equity 3,519,826 3,326,335
Closing shareholders’ equity $ 3,616,678 $ 3,431,963
Deduct: accumulated other comprehensive income - -
Adjusted closing shareholders’ equity 3,616,678 3,431,963
Average shareholders’ equity $ 3,568,252 $ 3,379,149
Net income (loss) available to shareholders $ 176,972 $ 158,992
Annualized net income (loss) available to shareholders 707,888 635,968
Annualized return on average shareholders’ equity - net income (loss) available to shareholders 19.8% 18.8%
Operating income (loss) available to shareholders $ 129,857 $ 84,168
Annualized operating income (loss) available to shareholders 519,428 336,672
Annualized return on average shareholders’ equity - operating income (loss) available to shareholders 14.6% 10.0%

ALLIED
WORLD

Non-GAAP Financial Measures - Reconciliations
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED DILUTED BOOK VALUE PER SHARE RECONCILIATION
(Expressed in thousands of United States dollars, except share and per share amounts)
As of March 31, 2014 As of December 31, 2013
Price per share at period end $ 103.19 $ 112.81
Total shareholders’ equity $ 3,616,678 $ 3,519,826
Basic common shares outstanding 32,908,821 33,417,882
Add: unvested restricted share units 174,415 47,899
Add: performance based equity awards 207,092 268,173
Add: employee share purchase plan 5,572 18,532
Add: dilutive options outstanding 920,101 976,104
Weighted average exercise price per share $ 48.33 $ 48.22
Deduct: options bought back via treasury method (430,938) (417,229)
Common shares and common share equivalents outstanding 33,785,063 34,311,361
Basic book value per common share $ 109.90 $ 105.33
Diluted book value per common share $ 107.05 $ 102.58

ALLIED
WORLD